UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

Milestone Scientific Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park Livingston, New Jersey (Address of principal executive offices)	070340 (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2017, Milestone Scientific Inc. (the “Company”) announced that Daniel Goldberger had resigned as President and Chief Executive Officer effective October 2, 2017.

On October 5, 2017, the Company also announced the appointment of Leslie Bernhard, the Company’s current Chairman of the Board, as the Company’s Interim Chief Executive Officer, to serve in such role until the appointment of a new Chief Executive Officer. Leslie Bernhard has been serving as the Company’s non-executive Chairman of the Board since October 2009 and as a Director since May 2003. Since 2007, Ms. Bernhard has also been serving as an independent director of Universal Power Group, Inc., a global supplier of power solutions, and since February 2017, she has served as an independent director of Sachem Capital Corp., a real estate investment trust. In 1986 she co-founded AdStar, Inc., an electronic ad intake service to the newspaper industry, and served as its president, chief executive officer and executive director until 2012. Ms. Bernhard holds a BS Degree in Education from St. John’s University.

In connection with her appointment to serve as the Company’s Interim Chief Executive Officer, Ms. Bernhard will be paid an annual salary of $200,000 and receive 100,000 shares of the Company’s Common Stock. In addition, at the completion of her service as Interim Chief Executive Officer, Ms. Bernhard shall be entitled to receive a cash bonus in an amount to be determined by the Board of Directors at that time.

A copy of the press release announcing the resignation of Mr. Goldberger and the appointment of Ms. Bernhard as Interim Chief Executive Officer is attached as Exhibit 99.1. and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Milestone Scientific Inc. dated October 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milestone Scientific Inc.

Dated: October 5, 2017	By:	/s/ Joseph D’Agostino
Joseph D’Agostino
Chief Financial Officer